Exhibit 10.39

                COMPENSATION ARRANGEMENTS WITH CERTAIN EXECUTIVE
                   OFFICERS (EFFECTIVE AS OF FEBRUARY 1, 2006)

     On March 27, 2006, the Compensation Committee (the "Compensation Committee") of the Board of Directors of First Aviation Services, Inc. (the "Company") approved the annual base salaries (effective as of February 1, 2006) of the executive officers of the Company. The following table sets forth the annual base salary levels of the following named executive officers of the Company (as of February 1, 2006) for the year ending January 31, 2007 and the year ended January 31, 2006:

Name and Position                                       Base Salary

Michael C. Culver                                       January 31, 2007        $350,000
President and Chief Executive Officer                   January 31, 2006        $350,000

Paul J. Fanelli                                         January 31, 2007        $250,000
President and Chief Executive Officer, Aerospace        January 31, 2006        $250,000
Products International, Inc.

Robert G. Costantini                                    January 31, 2007        $220,000
Chief Financial Officer, Senior Vice                    January 31, 2006        $200,000
President-Finance, and Secretary

     Also on March 27, 2006, the Compensation Committee authorized the award of cash bonuses to certain of the named executive officers of the Company in respect of the year ended January 31, 2006. The following table sets forth cash bonuses in respect of the years ended January 31, 2006 and January 31, 2005:

Name and Position                                       Bonus

Michael C. Culver                                       January 31, 2006        $250,000
President and Chief Executive Officer                   January 31, 2005        $75,000

Paul J. Fanelli                                         January 31, 2006        $130,000
President and Chief Executive Officer, Aerospace        January 31, 2005        $50,000
Products International, Inc.

Robert G. Costantini                                    January 31, 2006        $90,000
Chief Financial Officer, Senior Vice                    January 31, 2005        $30,000
President-Finance, and Secretary

     Mr. Costantini has entered into an employment agreement with the Company, dated October 7, 2003, which was filed as Exhibit 10.22 to the Company's Annual Report on Form 10-K for the year ended January 31, 2004.

     Mr. Fanelli has entered into an employment agreement with API, dated February 2, 2004, which was amended as of April 5, 2004. The employment agreement was filed as Exhibit 10.25 to the Company's Annual Report on Form 10-K for the year ended January 31, 2004, and the amendment to the employment agreement was filed as Exhibit 10.26 to the Company's Annual Report on Form 10-K for the year ended January 31, 2004.